                                                                    Exhibit 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            ( 18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of HMI Industries Inc. (the "Company") on Form 10-Q (the "Report") for the fiscal quarter ended June 30, 2004 as filed with the Securities and Exchange Commission, I, Julie A. McGraw, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                     /s/ Julie A. McGraw
                                                     ---------------------------
                                                     Julie A. McGraw
                                                     Chief Financial Officer
                                                     October 22, 2004

                                       28